Rule 497(e)

                        FIRST TRUST EXCHANGE-TRADED FUND

                    FIRST TRUST DB STRATEGIC VALUE INDEX FUND
                                  (the "Fund")

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 3, 2010

                               DATED JUNE 18, 2010

            IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES

The Investment Objective and Principal Investment Strategies sections in the prospectus related to the Fund are hereby revised by including the following:

Effective as of the close of trading on June 18, 2010, the Fund's name has been changed to First Trust Strategic Value Index Fund and the Fund's investment objective is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index"). Under normal circumstances, the Fund will invest at least 90% of its net assets in common stocks that comprise the Index.

The Index is developed, maintained and sponsored by Credit Suisse Securities
(USA) LLC and Credit Suisse Group AG (collectively, the "Index Provider"). In constructing the Index, the Index Provider utilizes HOLT, a proprietary methodology that offers unique insights into corporate performance and valuation. The HOLT methodology aims to convert accounting data into cash, as measured by Cash Flow Return on Investment (CFROI(R)) to closely reflect a company's true economic performance and enable comparisons across sectors and regions and over time. The stocks in the eligible universe of the Index are ranked according to the HOLT proprietary valuation scoring model. The 50 stocks that comprise the Index have the highest HOLT valuation score that meet liquidity and tradeability requirements. The stocks in the Index are equally weighted initially and on each rebalancing effective date. The Index is rebalanced on a quarterly basis. The inception date of the Index was June 14, 2010.

                                    * * * * *

The Principal Risks section in the prospectus related to the Fund is hereby revised by deleting the Consumer Discretionary Sector Risk and including the following:

FINANCIALS SECTOR RISK. The Fund invests in the securities of companies in the financials sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

                                    * * * * *

The Annual Total Return section in the prospectus related to the Fund is hereby revised by replacing the first paragraph of the section with the following:

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV for the past three years as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2009. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on NAV compare to those of the Index, a broad-based market index and a specialized securities market index. Effective as of the close of trading on June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Therefore, the Fund's performance and historical returns shown for the periods prior to June 18, 2010 are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. The inception date of the Index was June 14, 2010. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

                                    * * * * *

The Index Information section in the prospectus related to the Fund is hereby deleted in its entirety and replaced with the following:

First Trust Strategic Value Index Fund

Stocks are selected for inclusion in the Index in the following manner:

From the stocks in the HOLT database, those 300 U.S. stocks with the highest market capitalization constitute the universe of eligible companies. The stocks in the eligible universe are then ranked according to the HOLT proprietary valuation scoring model. The HOLT valuation score is a quantitative measure which uses factors to identify companies that are attractively valued according to the HOLT discounted cash flow model. The 50 stocks of those companies with the highest HOLT valuation score that meet liquidity and tradeability requirements are selected for inclusion in the Index. The stocks in the Index are equally weighted initially and on each rebalancing effective date. The Index is rebalanced on a quarterly basis on the last Monday of each of January, April, July and October in each calendar year. The effective date of such rebalances is the fifth weekday of each of February, May, August and November in each calendar year.



             PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS
                              FOR FUTURE REFERENCE


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                                                                    Rule 497(e)

                        FIRST TRUST EXCHANGE-TRADED FUND

                    FIRST TRUST DB STRATEGIC VALUE INDEX FUND
                                  (the "Fund")

     SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 2010

                               DATED JUNE 18, 2010

            IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES

         Effective as of the close of trading on June 18, 2010, the Fund's name has been changed to First Trust Strategic Value Index Fund and the Fund's investment objective is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Credit Suisse U.S. Value Index, Powered by HOLT(TM) (the "Index"). Under normal circumstances, the Fund will invest at least 90% of its net assets in common stocks that comprise the Index.

         First Trust has entered into a license agreement with Credit Suisse Securities (USA) LLC and Credit Suisse Group AG (collectively, the "Replacement Index Provider"), and the Fund has entered into a related sublicense agreement with First Trust. First Trust will pay the Replacement Index Provider an annual license fee equal to the greater of $25,000 or 0.125% of the Fund's average daily net asset value. The Fund will reimburse First Trust in an annual amount of no more than 0.10% of the Fund's daily net asset value.





            PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S STATEMENT OF
                   ADDITIONAL INFORMATION FOR FUTURE REFERENCE